EXHIBIT 99.1


          [COMPANY LOGO GOES HERE]   BRIDGE
                                     CAPITAL
                                    HOLDINGS


                              INVESTOR PRESENTATION


                                    JULY 2005


DANIEL P. MYERS                                         THOMAS A. SA
PRESIDENT AND CEO                                       EXECUTIVE VICE PRESIDENT
BRIDGE CAPITAL HOLDINGS                                 CHIEF FINANCIAL  OFFICER
                                                        BRIDGE CAPITAL HOLDINGS

                            FORWARD LOOKING STATEMENT

     CERTAIN MATTERS DISCUSSED IN THIS PRESS RELEASE CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, AND ARE SUBJECT TO THE SAFE HARBORS CREATED BY THAT ACT. FORWARD-LOOKING STATEMENTS DESCRIBE FUTURE PLANS, STRATEGIES, AND EXPECTATIONS, AND ARE BASED ON CURRENTLY AVAILABLE INFORMATION, EXPECTATIONS, ASSUMPTIONS, PROJECTIONS, AND MANAGEMENT'S JUDGMENT ABOUT THE BANK, THE BANKING INDUSTRY AND GENERAL ECONOMIC CONDITIONS. THESE FORWARD LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED, SUGGESTED OR IMPLIED BY THE FORWARD LOOKING STATEMENTS.

     THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: (1) COMPETITIVE PRESSURES IN THE BANKING INDUSTRY; (2) CHANGES IN INTEREST RATE ENVIRONMENT; (3) GENERAL ECONOMIC CONDITIONS, NATIONALLY, REGIONALLY, AND IN OPERATING MARKETS; (4) CHANGES IN THE REGULATORY ENVIRONMENT; (5) CHANGES IN BUSINESS CONDITIONS AND INFLATION; (6) CHANGES IN SECURITIES MARKETS; (7) FUTURE CREDIT LOSS EXPERIENCE; (8) THE ABILITY TO SATISFY REQUIREMENTS RELATED TO THE SARBANES-OXLEY ACT AND OTHER REGULATION ON INTERNAL CONTROL; (9) CIVIL DISTURBANCES OR TERRORIST THREATS OR ACTS, OR APPREHENSION ABOUT THE POSSIBLE FUTURE OCCURRENCES OF ACTS OF THIS TYPE; AND (10) THE INVOLVEMENT OF THE UNITED STATES IN WAR OR OTHER HOSTILITIES.

     THE READER SHOULD REFER TO THE MORE COMPLETE DISCUSSION OF SUCH RISKS IN BRIDGE CAPITAL HOLDING'S ANNUAL REPORTS ON FORMS 10-K AND 10-Q ON FILE WITH THE SEC.


[LOGO] BRIDGE CAPITAL HOLDINGS                                                 2

          [COMPANY LOGO GOES HERE]   BRIDGE
                                     CAPITAL
                                    HOLDINGS

                        FINANCIAL AND TRADING INFORMATION

                                Market:                 NASDAQ (Small Cap)

o  Established May 2001         Symbol:                 BBNK

o  $498 Million in Assets       TSO:                    6,165,759

o  4 Year CAGR Asstets 127%     Market Cap:             $100,487,100 (7-25-05)

o  Q2 Net Income $1,379k        Avg Annual Vol:         1 Million Shares

o  ROA 1.20%                    P/E:                    Trailing: 25.48

o  ROE 15.84%                                           Q2'05:    19.79

                                Recent Price History: 7-25-05 52Wk: High  Low
                                                      -------       ----  ---
                                                      $16.35       $17.65 $11.01


REGISTRAR & TRANSFER AGENT    CORPORATE COUNSEL        INDEPENDENT ACCOUNTANT
American Stock Transfer       Bingham McCutchen LLP    Vavrinek Trine & Day LLP


[LOGO] BRIDGE CAPITAL HOLDINGS                                                 3

                             BRIDGE BANK MILESTONES

2000
   JULY        FILED APPLICATION FOR NATIONAL CHARTER
   NOVEMBER    CHARTER APPROVED

2001
   FEBRUARY    IPO APPROVED; TARGET $15 M
   APRIL       $19.1 M IPO CLOSED ($5.00/SH)
   MAY         BANK OPENED IN SANTA CLARA

2002
   JANUARY     PALO ALTO BRANCH OPENED
   FEBRUARY    SBA DIVISION LAUNCHED
   JUNE        $14.4 M SECONDARY OFFERING CLOSED ($6.50/SH)
   JULY        CAPITAL FINANCE DIVISION LAUNCHED

2004
   MARCH       SAN JOSE MAIN OFFICE OPENED
   OCTOBER     BRIDGE CAPITAL HOLDINGS FORMED
               INTERNATIONAL DIVISION LAUNCHED
   DECEMBER    HEADQUARTERS MOVED TO SAN JOSE
               $12M TRUST PREFERRED OFFERING CLOSED
               INVESTMENT SERVICES DIVISION LAUNCHED

2005
    JANUARY    EAST BAY LPO OPENS
    APRIL      TECHNOLOGY BANKING DIVISION LAUNCHED

[LOGO] BRIDGE CAPITAL HOLDINGS                                                 4

                                  OUR APPROACH

EXPERIENCE                    o Experienced Board & Executives
                              o Fundamental Business Banking Strategy
                              o Focused Business Plan
    +                         o Ability to Recruit Top-Tier Bankers
                              o Strategic Vendor Alliances
                              o Scalable Systems & Business Lines

OPPORTUNITY                   o Attractive SV Demographics
                              o Compelling Bank Market Opportunity
    +

EXECUTION                     o Disciplined Execution

                              o Strong Net Interest Margin
    =                         o Revenue Growth
                              o Improving Efficiency
 RESULTS                      o Excellent Asset Quality
                              o Peer + Improving ROA & ROE
                              o Good Earnings Growth

[LOGO] BRIDGE CAPITAL HOLDINGS                                                 5

                      EXPERIENCED BOARD AND EXECUTIVE TEAM
                                                                      BANK
NAME                POSITION             PRIOR BANK                 EXPERIENCE
--------------------------------------------------------------------------------

BOARD:
---------------
ALLAN KRAMER        CHAIRMAN             SILICON VALLEY                  18
BARRY TURKUS        FINANCE CTEE.        SILICON VALLEY                  18
DAVE CAMPBELL       LOAN CTEE.           GREATER BAY                     39
TOM QUIGG           COMP CTEE.           BANK AMERICA                    41
DAVID CHUI                               GREATER BAY                     16
RICH BRENNER        AUDIT CTEE.
OWEN BROWN
BOB LATTA

EXECUTIVE TEAM:
---------------
DAN MYERS           CEO/DIRECTOR         HTBK,GBBK                       23
BOB GIONFRIDDO      EVP/DIRECTOR         HTBK,GBBK,SIVB,PLAZA            36
TOM SA              CFO                  CENTRAL COAST                   14
TIM BOOTHE          CLO                  HTBK,CMA,PLAZA                  14
KEN SILVEIRA        CTO                  HTBK,BOFA                       35


[LOGO] BRIDGE CAPITAL HOLDINGS                                                 6

                       OPERATING DIVISIONS AND LEADERSHIP

DIVISION                        MANAGER                 PRIOR BANK    &  TITLE
--------------------------------------------------------------------------------
CORPORATE BANKING               EMILY RUVALCABA         GREATER BANK      SVP
SPECIALTY MARKETS               BOB GIONFRIDDO          HERITAGE          EVP
CONSTRUCTION                    NATALIE TAAFFE          HERITAGE          SVP
PALO ALTO BRANCH                KEN BRENNER             GREATER BAY       EVP
SBA (2LPO'S, 2 SALES OFFICES)   RALPH BARNETT           GREATER BAY       EVP
CAPITAL FINANCE                 LEESHODISS              SILICON VALLEY    SVP
INTERNATIONAL                   JEANNIE KAO             SILICAON VALLEY   SVP
INVESTMENT SERVICES             STEVE SCHREIER          SILICON VALLEY    SVP
EAST BAY (CORPORATE LPO)        MICHAEL HENGL           WALNUT CREEK      VP
TECHNOLOGY BANKING              MIKE FIELD              SILICON VALLEY    SVP
                                ED LAMBERT              COMERCIA          SVP

[LOGO] BRIDGE CAPITAL HOLDINGS                                                 7

                         OUR MARKET: SANTA CLARA COUNTY/
                                  SILICON VALLEY

KEY STATISTICS                                  FACTS OF INTEREST

o  Population: 1,685,188.                    o  Key Industries:  Software,
                                                semiconductors, international
o  Per Capita Income:  $46,072 (3rd             trade, business services,
   highest in US).                              venture capital.

o  Total Employement:  800,000.              o  Workers are 2.5 times more
                                                productive than US average.
o  Pay per Employee:  $120,977.
                                             o  Generates 10% of all US Patents
o  Jobless rate:  5.1% 9Below US and
   California average)                       o  Consistently Captures 33%+ of
                                                all US venture capital financing
o  Total Bank Deposits:  $47 b
                                             o  Engine of business formation
o  San Jose 10th Largest City in US             23,000 NET new firms since bust
                                                of 2000.




[LOGO] BRIDGE CAPITAL HOLDINGS                                                 8

                  A GROWING LOCAL MARKET FOR FEWER LOCAL BANKS




   Santa Clara County Commercial        Number of Commerical Banks < $1b
         Bank Deposits                    Headquartered in Santa Clara
                                                    County


                               [GRAPH GOES HERE]



   Source: FDIC

[LOGO] BRIDGE CAPITAL HOLDINGS                                                 9

                       AND SIGNIFICANT MARKET OPPORTUNITY
                      IN A MARKET DOMINATED BY LARGE BANKS

% DEPOSITS
SANTA CLARA COUNTY                            Source: FDIC; as of June 30, 2004




                               [GRAPH GOES HERE]






[LOGO] BRIDGE CAPITAL HOLDINGS                                                10

                              BALANCE SHEET GROWTH


                               [GRAPH GOES HERE]



[LOGO] BRIDGE CAPITAL HOLDINGS                                                11

DIVERSIFICATION OF                                      FOCUS ON CORE
LENDING ACTIVITY                                        FUNDING SOURCES



[GRAPH GOES HERE]                                       [GRAPH GOES HERE]



    LOANS                                                  DEPOSITS


                                  (@ 6-30-05)

[LOGO] BRIDGE CAPITAL HOLDINGS                                                12

                                 REVENUE GROWTH


                               [GRAPH GOES HERE]

[LOGO] BRIDGE CAPITAL HOLDINGS                                                13

                          DIVERSIFIED REVENUE SOURCES


                               [GRAPH GOES HERE]




[LOGO] BRIDGE CAPITAL HOLDINGS                                                14

NET INTEREST MARGIN                             EFFICIENCY RATIO


[GRAPH GOES HERE]                               [GRAPH GOES HERE]



ASSET QUALITY
NET CHARGE-OFF (RECOVERY) / AVG LOANS           LOAN TO DEPOSIT RATIO


[GRAPH GOES HERE]                               [GRAPH GOES HERE]



[LOGO] BRIDGE CAPITAL HOLDINGS                                                15

RETURN ON ASSETS                                RETURN ON EQUITY



[GRAPH GOES HERE]                               [GRAPH GOES HERE]





[LOGO] BRIDGE CAPITAL HOLDINGS                                                16

                               NET INCOME AND EPS


                               [GRAPH GOES HERE]



[LOGO] BRIDGE CAPITAL HOLDINGS                                                17

Most Bankers get excited               "BRIDGE BANK
about financial statements.             helped us grow
                                        by 27%
At Bridge Bank,                         over the past
THIS is the kind of                     two years."
financial statement
that excites us.


[COMPANY LOGO GOES HERE]



One of the Nation's                     Now Serves
fastest growing                         fast
banks                                   growing
                                        technology


[COMPANY LOGO GOES HERE]


THANK YOU!

[LOGO] BRIDGE CAPITAL HOLDINGS                                                18